UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 29, 2011

Denali Concrete Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 West Nye Lane, Suite 129, Carson City, NV (Address of principal executive offices)	89706 (Zip Code)

Registrant’s telephone number, including area code: +(972) 36133372

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 29, 2011, Denali Concrete Management, Inc. (the “Company”) dismissed R.R. Hawkins & Associates International (“Hawkins”) as the Company’s independent registered public accounting firm.  The decision to dismiss Hawkins was approved by the Board of Directors of the Company.

The reports of Hawkins on the financial statements of the Company included in the Company’s annual reports on Form 10-K for the fiscal years ended December 31, 2009 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2009 and 2010, and through November 29, 2011, there have been no disagreements with Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hawkins, would have caused Hawkins to make reference thereto in its reports on the financial statements of the Company for such years.

During the fiscal years ended December 31, 2009 and 2010, and through November 29, 2011, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished a copy of the above disclosures to Hawkins and has requested that Hawkins furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On December 1, 2011, the Company engaged Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“Ernst & Young”) as its new independent registered public accounting firm for the year ending December 31, 2011.

Following the consummation of the transactions completed on November 21, 2011 and detailed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 23, 2011 (the “Transactions”), the Company’s primary business will be conducted by Eyefite Ltd, or the entity which merged into the Company in the Transactions. Prior to the consummation of the Transactions, the independent registered public accountant of Eyefite Ltd. and its then-parent entity, Can-Fit BioPharma Ltd, is Ernst & Young. The Company believes that it is in the Company’s best interest to have Ernst & Young work with the Company, and the Company therefore retained Ernst & Young on December 1, 2011 as its new principal independent registered accounting firm.

Prior to the engagement of Ernst & Young on December 1, 2011, neither the Company nor anyone on behalf of the Company consulted with Ernst & Young during the Company’s two most recent fiscal years and through December 1, 2011 in any manner regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (B) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from R.R. Hawkins & Associates International to the Securities and Exchange Commission dated December 5, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI CONCRETE MANAGEMENT, INC.

Date: December 5, 2011	By:	/s/ Pnina Fishman
Pnina Fishman
Chief Executive Officer

EXHIBIT INDEX

16.1	Letter from R.R. Hawkins & Associates International to the Securities and Exchange Commission dated December 5, 2011